EXHIBIT 99.6

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

                                          Percent of
                            Principal      Principal                                             % NOO &          % CLTV % Second
Product Type        Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
Fixed               2,768  318,882,473.66    77.97    7.7235  87.246     2    77.692    13.572     6.497     639  72.638    5.231
Balloon               882   90,084,142.60    22.03    8.5019  83.028     3    62.264     8.880    26.761     647  55.716   15.255
Total:              3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439


                                          Percent of
                            Principal      Principal                                             % NOO &          % CLTV % Second
Lien Position       Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
First               2,829  378,543,178.63    92.56    7.6916  85.768     2    75.178    12.569    11.749     640  67.564    0.000
Second                821   30,423,437.63     7.44   10.4246  93.140     3    63.290    12.157     1.158     646  85.666  100.000
Total:              3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439


                                               Percent of
                                 Principal      Principal                                           % NOO &          % CLTV % Second
Principal Balance ($)    Count    Balance        Balance     WAC    CLTV     Age % Cashout % Stated 2nd Home   FICO   > 80     Lien
0.01 to 25,000.00          315    5,659,041.27     1.38   10.7883  94.284     4   50.523     5.166    2.799     646  91.110   94.329
25,000.01 to 50,000.00     531   20,216,200.21     4.94    9.7434  84.955     3   64.063    10.471   12.838     640  65.335   62.205
50,000.01 to 75,000.00     528   33,071,212.97     8.09    8.5463  84.848     3   72.142    10.254   12.364     635  66.238   21.317
75,000.01 to 100,000.00    563   49,700,128.07    12.15    8.0312  86.882     2   76.835     8.749    9.938     639  71.767    9.712
100,000.01 to 125,000.00   424   47,457,498.78    11.60    7.6914  87.467     2   78.033     6.729   10.729     642  72.834    0.451
125,000.01 to 150,000.00   389   53,190,491.55    13.01    7.7410  87.369     2   77.201     7.871   11.251     637  73.564    0.788
150,000.01 to 175,000.00   243   39,347,365.96     9.62    7.6041  86.421     2   71.694     7.810    9.370     640  67.887    0.000
175,000.01 to 200,000.00   181   33,797,009.55     8.26    7.6200  86.550     3   72.911    11.499   12.755     639  67.873    0.000
200,000.01 to 225,000.00   140   29,906,696.41     7.31    7.6550  86.501     3   75.881    14.353   10.565     636  68.104    0.000
225,000.01 to 250,000.00   107   25,405,714.55     6.21    7.5856  84.610     3   75.979    23.244   12.135     648  62.721    0.000
250,000.01 to 275,000.00    67   17,606,541.49     4.31    7.4757  87.898     2   79.075    19.530    8.891     636  76.261    0.000
275,000.01 to 300,000.00    53   15,220,093.04     3.72    7.6006  86.519     2   69.580    16.837   15.146     646  66.001    0.000
300,000.01 to 325,000.00    38   11,953,313.38     2.92    7.5214  84.606     3   66.022    28.950   13.297     664  60.315    0.000
325,000.01 to 350,000.00    29    9,753,848.92     2.38    7.3998  86.257     2   86.590    23.978   10.251     659  65.416    0.000
350,000.01 to 375,000.00    17    6,146,297.19     1.50    7.3949  85.470     2   76.281    12.175    5.795     648  76.196    0.000
375,000.01 to 400,000.00    11    4,288,248.72     1.05    7.2427  84.862     2   91.083    54.221    0.000     634  54.599    0.000
400,000.01 to 425,000.00     4    1,645,628.48     0.40    7.7425  79.764     2   50.173    50.173    0.000     608  50.129    0.000
425,000.01 to 450,000.00     5    2,216,855.03     0.54    7.5862  70.783     3   79.713    40.247    0.000     647  59.753    0.000
450,000.01 to 475,000.00     2      911216.820    0.220     8.676  73.211 3.000    0.000     0.000  100.000 632.000   0.000    0.000
475,000.01 to 500,000.00     3     1473213.870    0.360     7.089  70.654 2.000   67.748     0.000    0.000 666.000   0.000    0.000
Total:                   3,650   408966616.260  100.000     7.895  86.317 3.000   74.294    12.538   10.961 641.000  68.911    7.439

Min: 6,649.74
Max: 499,254.04
Average: 112,045.65

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

                                        Percent of
Agency Balance            Principal      Principal                                             % NOO &          % CLTV % Second
Status            Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
Conforming        3,587   385629969.100   94.290     7.925  86.439 3.000    73.911    11.813    11.363 640.000  68.976    7.889
Non-Conforming       63   23,336,647.16     5.71    7.3975  84.289     2    80.622    24.527     4.316     647  67.832    0.000
Total:            3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439

                                          Percent of
                            Principal      Principal                                             % NOO &          % CLTV % Second
Mortgage Rate (%)   Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
5.001 to 5.500          1      205,000.00     0.05    5.5000  94.907     0   100.000     0.000     0.000     691 100.000    0.000
5.501 to 6.000         13    2,504,038.45     0.61    5.9517  75.666     2    59.955    30.947     0.000     702  26.018    0.527
6.001 to 6.500         62   10,917,487.47     2.67    6.4356  77.766     2    70.212    18.930     2.944     655  38.850    0.242
6.501 to 7.000        579   88,060,642.41    21.53    6.9266  87.641     2    80.511    12.613     1.999     647  74.299    0.060
7.001 to 7.500        634   90,208,261.34    22.06    7.3474  88.402     2    83.148    11.553     3.512     641  75.853    0.196
7.501 to 8.000        731   94,288,082.58    23.06    7.8344  87.572     2    80.494    13.337     8.907     634  75.903    0.423
8.001 to 8.500        379   45,461,159.11    11.12    8.3427  84.582     3    61.595    11.110    21.666     640  62.271    1.670
8.501 to 9.000        310   31,390,074.92     7.68    8.8435  80.488     3    58.590     9.331    42.140     644  48.307    7.569
9.001 to 9.500        175   12,835,743.69     3.14    9.3432  80.381     3    55.037    16.322    29.205     632  43.934   25.115
9.501 to 10.000       213   11,162,056.74     2.73    9.8897  87.324     3    65.543     9.176    16.534     637  63.848   58.763
10.001 to 10.500      142    6,891,023.48     1.68   10.3931  83.408     4    49.239    13.002    19.619     643  55.056   65.237
10.501 to 11.000      194    8,109,612.75     1.98   10.8798  86.350     4    60.576    12.279    11.275     622  65.979   72.938
11.001 to 11.500       64    2,291,324.20     0.56   11.2809  94.540     4    55.597     3.475     1.206     636  90.420   94.162
11.501 to 12.000       48     1555851.780    0.380    11.934  90.171 5.000    42.527    32.318     3.613 637.000  81.516   86.966
12.001 to 12.500       30     1137436.220    0.280    12.374  89.622 5.000    46.564    41.128     3.953 634.000  80.194   86.336
12.501 to 13.000       52     1424562.960    0.350    12.861  93.158 4.000    48.124    19.087     7.777 634.000  82.314   98.991
13.001 to 13.500       10      256,528.39     0.06   13.3278  94.121     4    69.258     0.000     0.000     626 100.000  100.000
13.501 to 14.000        7      154963.240    0.040    13.771  93.076 7.000   100.000    12.277     0.000 626.000  80.946  100.000
14.001 to 14.500        4       90,262.17     0.02   14.3106  90.255    12   100.000     0.000     0.000     622 100.000  100.000
14.501 to 15.000        2       22,504.36     0.01   14.9045  88.199    17    45.020     0.000     0.000     625 100.000  100.000
Total:              3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439

Min: 5.500
Max: 14.990
Weighted Average: 7.895

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

                                          Percent of
Original Loan               Principal      Principal                                             % NOO &          % CLTV % Second
 to Value           Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
0.01 to 5.00           10      149,697.94     0.04   10.0767  89.551     5    57.134    29.222     0.000     639  77.288  100.000
5.01 to 10.00         108    2,529,921.89     0.62   10.6939  85.806     4    69.734    10.354     0.000     633  77.534   95.135
10.01 to 15.00        153    5,261,098.59     1.29   10.4878  85.299     3    68.615    14.755     2.416     636  76.195   98.446
15.01 to 20.00        459   17,394,654.59     4.25   10.4213  94.360     3    52.730    10.846     1.295     649  88.422   97.337
20.01 to 25.00         55    2,576,845.96     0.63   10.0296  83.220     4    87.373    16.971     0.000     642  64.119   90.419
25.01 to 30.00         27    1,637,941.71     0.40    9.7188  80.948     3    96.273    13.975     0.000     629  67.146   87.481
30.01 to 35.00         26    1,630,545.01     0.40    9.7315  77.891     4    90.949     0.000     3.055     646  71.813   71.813
35.01 to 40.00         21    2,169,320.43     0.53    8.2145  45.968     2    43.221    38.305    13.291     658  10.463   17.348
40.01 to 45.00         16    1,404,425.59     0.34    8.1631  49.938     3    63.556    26.635    30.938     647  14.011   14.011
45.01 to 50.00         31    3,022,404.58     0.74    7.9540  50.013     3    59.670    11.886    25.044     637   4.843    4.843
50.01 to 55.00         37    4,141,863.66     1.01    7.7704  54.373     4    78.877    23.532    18.428     640   2.485    2.485
55.01 to 60.00         56    5,560,250.14     1.36    8.1156  57.877     3    78.007    12.327    34.021     617   0.000    0.000
60.01 to 65.00         76    9,953,038.80     2.43    7.9592  62.853     3    76.557    30.289    30.367     641   0.000    0.000
65.01 to 70.00        139    18617290.670    4.550     8.313  68.672 3.000    65.097    15.051    44.653 638.000   0.000    0.000
70.01 to 75.00        208    29542279.600    7.220     8.027  73.137 3.000    67.701    28.296    36.983 642.000   0.000    0.000
75.01 to 80.00        367    47616025.460   11.640     7.686  79.042 3.000    72.752    27.362    23.076 638.000   0.000    0.000
80.01 to 85.00        331   43,075,756.17    10.53    7.7425  84.160     2    81.267    20.073     9.784     616 100.000    0.000
85.01 to 90.00        526    73805863.790   18.050     7.531  89.508 2.000    77.794    10.741     2.481 630.000 100.000    0.000
90.01 to 95.00        327   44,448,975.20    10.87    7.5163  93.795     2    77.436     1.327     0.426     636 100.000    0.000
95.01 to 100.00       677   94,428,416.48    23.09    7.5714  99.643     2    75.646     0.053     0.853     664 100.000    0.000
Total:              3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439

Min: 3.18
Max: 100.00
Weighted Average: 80.81

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

                                         Percent of
Combined Loan              Principal      Principal                                             % NOO &          % CLTV % Second
to Value Ratio (%)   Count  Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
5.01 to 10.00          2      123,084.31     0.03    9.0042  10.000     2   100.000     0.000     0.000     634   0.000    0.000
10.01 to 15.00         3       81,731.44     0.02   10.9126  13.691     4   100.000     0.000     0.000     568   0.000    0.000
15.01 to 20.00        10      473,205.18     0.12    9.4952  18.258     2    73.464    27.883     0.000     599   0.000    2.097
20.01 to 25.00         5      246,889.68     0.06    7.7761  22.729     3   100.000     0.000     0.000     588   0.000    0.000
25.01 to 30.00         4      304,608.33     0.07    7.8019  27.775     3   100.000    32.680     0.000     609   0.000   32.680
30.01 to 35.00         7      519,373.31     0.13    8.6312  32.887     4   100.000    11.509     9.592     624   0.000   11.509
35.01 to 40.00        18    1,842,768.05     0.45    7.9748  37.204     2    33.159    39.689    15.646     656   0.000    2.701
40.01 to 45.00        13    1,207,654.01     0.30    7.9962  42.492     3    57.617    30.975    35.979     649   0.000    0.000
45.01 to 50.00        30    2,902,395.91     0.71    7.8072  47.651     3    59.605    10.775    26.079     637   0.000    0.908
50.01 to 55.00        38    4,154,237.32     1.02    7.8272  53.200     4    77.858    24.544    19.455     640   0.000    2.775
55.01 to 60.00        58    5,685,189.53     1.39    8.1480  57.888     3    78.491    13.375    33.273     618   0.000    2.198
60.01 to 65.00        84   10,321,700.37     2.52    8.0354  62.864     3    75.569    30.247    29.282     641   0.000    3.572
65.01 to 70.00       153    19441456.430    4.750     8.387  68.634 3.000    66.082    17.167    43.254 638.000   0.000    4.239
70.01 to 75.00       229    30558466.380    7.470     8.102  73.155 3.000    68.690    28.871    35.910 642.000   0.000    3.325
75.01 to 80.00       402    49282198.190   12.050     7.769  79.013 3.000    73.059    28.033    22.296 638.000   0.000    3.381
80.01 to 85.00       356   44,190,726.36    10.81    7.7976  84.146     2    81.559    20.576     9.647     617 100.000    2.523
85.01 to 90.00       613    76779773.760   18.770     7.648  89.495 2.000    77.821    10.502     2.385 630.000 100.000    3.873
90.01 to 95.00       425   48,318,994.92    11.81    7.7449  93.820     2    77.158     1.260     0.392     636 100.000    8.009
95.01 to 100.00    1,200  112,532,162.78    27.52    8.0438  99.655     2    71.767     0.823     0.817     662 100.000   16.088
Total:             3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439

Min: 10.00
Max: 100.00
Weighted Average: 86.32

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

                                       Percent of
                         Principal      Principal                                             % NOO &          % CLTV % Second
FICO Score       Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
501 to 525           2      182,530.04     0.04    9.7693  58.418     2   100.000     0.000    71.172     525   0.000    0.000
526 to 550         105   12,602,972.55     3.08    8.1579  75.602     2    92.081     0.666     3.011     540  38.557    0.000
551 to 575         178   20,912,349.21     5.11    7.9447  78.884     2    84.271     0.465     2.439     566  56.151    1.441
576 to 600         356   41,789,739.92    10.22    7.9184  81.474     2    81.549     8.862     5.298     589  60.003    3.403
601 to 625         733   80,984,249.11    19.80    7.9260  86.816     2    78.934    10.345     5.556     614  74.748    8.084
626 to 650         922   94,432,244.89    23.09    8.0646  88.851     3    75.150    13.364     8.762     637  73.756   12.162
651 to 675         655    73198476.940   17.900     7.825  89.988 3.000    73.505    15.591    14.294 663.000  77.215    8.013
676 to 700         339    41311454.990   10.100     7.606  86.374 3.000    64.810    18.738    14.639 686.000  66.556    5.532
701 to 725         169    21639553.880    5.290     7.680  84.467 3.000    68.101    19.386    28.104 713.000  59.418    4.738
726 to 750         101   10,730,015.26     2.62    7.7151  86.943     3    52.462    19.124    18.821     737  68.253    7.836
751 to 775          60     8123463.970    1.990     7.734  86.143 2.000    38.573     5.773    39.276 761.000  53.395    3.716
876 to 800          28    2,933,422.03     0.72    8.0967  80.093     3    46.984    17.928    32.180     787  44.314   11.908
801 to 825           2      126,143.47     0.03    8.8137  87.196     2     0.000     0.000    57.225     804 100.000    0.000
Total:           3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439

Min: 525
Max: 806
Weighted Average: 641


                                        Percent of
Original Term             Principal      Principal                                             % NOO &          % CLTV % Second
(Months)          Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
37 to 48              1      238,742.04     0.06    9.2400  75.000     6   100.000   100.000     0.000     600   0.000    0.000
49 to 60             35     4721049.590    1.150     9.060  70.087 3.000    24.674     0.000    84.999 661.000   0.793    0.793
73 to 84              1       20624.720    0.010     9.500  99.146 1.000   100.000     0.000     0.000 654.000 100.000  100.000
109 to 120          157    20807532.980    5.090     8.937  69.428 3.000    41.863     2.358    79.701 672.000   3.918    2.495
133 to 144            1      124,613.60     0.03    8.2500  92.685     1   100.000     0.000     0.000     595 100.000    0.000
169 to 180        1,156    90372327.430   22.100     8.395  86.408 3.000    72.171    10.487     8.534 639.000  70.502   22.867
229 to 240          370   24,479,193.40     5.99    8.5922  87.450     3    80.282    12.862     2.854     639  71.641   36.853
289 to 300            5      765,343.53     0.19    7.3217  91.226     3   100.000     0.000     0.000     636 100.000    0.000
349 to 360        1,924  267,437,188.97    65.39    7.5608  87.775     2    77.751    14.180     5.915     638  74.338    0.060
Total:            3,650   408966616.260  100.000     7.895  86.317 3.000    74.294    12.538    10.961 641.000  68.911    7.439

Min: 48
Max: 360
Weighted Average: 297

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

Remaining Term                        Percent of
to Maturity             Principal      Principal                                             % NOO &          % CLTV % Second
(Months)        Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
37 to 48            1      238,742.04     0.06    9.2400  75.000     6   100.000   100.000     0.000     600   0.000    0.000
49 to 60           35    4,721,049.59     1.15    9.0603  70.087     3    24.674     0.000    84.999     661   0.793    0.793
73 to 84            1       20,624.72     0.01    9.5000  99.146     1   100.000     0.000     0.000     654 100.000  100.000
97 to 108           7      626,418.01     0.15    9.1480  66.456    16    72.871     3.031    94.810     696   5.190    5.190
109 to 120        150   20,181,114.97     4.93    8.9301  69.521     3    40.900     2.337    79.232     672   3.879    2.411
133 to 144          1      124613.600    0.030     8.250  92.685 1.000   100.000     0.000     0.000 595.000 100.000    0.000
157 to 168         36     2887948.800    0.710     9.310  81.24716.000    47.945    17.951    19.304 641.000  58.126   14.911
169 to 180      1,120    87484378.630   21.390     8.364  86.578 3.000    72.970    10.240     8.178 639.000  70.911   23.130
217 to 228          8      588,812.38     0.14    8.5735  81.983    15    65.211     0.000     6.396     642  43.703   19.133
229 to 240        362    23890381.020    5.840     8.593  87.584 3.000    80.654    13.179     2.767 639.000  72.330   37.289
289 to 300          5      765,343.53     0.19    7.3217  91.226     3   100.000     0.000     0.000     636 100.000    0.000
325 to 336          1       23,697.12     0.01   10.7400  74.750    24     0.000     0.000     0.000     591   0.000    0.000
337 to 348          9    1,276,925.30     0.31    8.1982  85.343    14    69.843    38.700    28.322     657  64.371    0.000
349 to 360      1,914   266136566.550   65.080     7.558  87.788 2.000    77.796    14.064     5.808 638.000  74.392    0.060
Total:          3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439

Min: 42
Max: 360
Weighted Average: 294


                                       Percent of
Seasoning                Principal      Principal                                             % NOO &          % CLTV % Second
(Months)         Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
0                  196   23,209,106.89     5.68    7.6933  87.002     0    75.056    11.322     7.512     629  71.640    3.298
1 to 12          3,398  380,950,116.39    93.15    7.8932  86.354     3    74.435    12.573    10.985     641  68.955    7.637
13 to 24            56     4807392.980    1.180     9.010  80.06216.000    59.408    15.643    25.658 650.000  52.238   11.767
Total:           3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439

Min: 1
Max: 24
Weighted Average: 3

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

                                          Percent of
                            Principal      Principal                                             % NOO &          % CLTV % Second
Property Type       Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
Single Family       3,108  336,845,386.83    82.37    7.8024  88.150     2    77.816    12.183     3.492     638  76.168
Duplex                144   21,311,864.91     5.21    7.7576  80.652     3    80.703    28.728    16.889     635  45.473
Mixed Use             108   16,499,713.63     4.03    9.1019  68.543     3    38.468     4.244    81.518     670   0.000
Condo                 152    16203439.770    3.960     7.877  87.381 3.000    64.531    15.108    13.061 648.000  72.209
6 Family/Units         43    6,306,870.21     1.54    8.7699  69.074     3    41.680     0.000    89.526     689   0.000
Quadruplex             20    3,010,126.17     0.74    8.4785  82.210     3    49.462     3.737    67.381     662  38.063
5 Family/Units         12    2,187,760.07     0.53    9.0094  71.773     3    12.672     0.000    79.937     653   5.561
Triplex                18    1,988,060.47     0.49    8.5527  80.343     2    64.439    25.959    74.441     656  48.715
7 Family/Units          6    1,244,773.22     0.30    8.2142  62.865     1    40.666     0.000   100.000     690   0.000
Row Home               23    1,145,875.40     0.28    8.5946  82.604     3    52.270    20.553    32.155     630  68.215
Townhouse              10      888,923.83     0.22    8.8278  89.584     9    26.998    11.635     5.058     641  94.942
10 Family/Units         2      640,591.13     0.16    9.4292  72.330     4     0.000     0.000   100.000     685   0.000
9 Family/Units          3      506,528.43     0.12    8.7562  58.019     4   100.000     0.000   100.000     653   0.000
8 Family/Units          1      186,702.19     0.05    7.9900  75.000     4   100.000     0.000   100.000     653   0.000
Total:              3,650   408966616.260  100.000     7.895  86.317 3.000    74.294    12.538    10.961 641.000  68.911


                                             Percent of
                               Principal      Principal                                             % NOO &          % CLTV
Loan Purpose           Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80
Cashout                2,597  303,835,884.72    74.29    7.7755  86.585     2   100.000    12.866     7.090     635  70.379
Purchase                 672   61,487,562.07    15.03    8.5764  86.180     3     0.000    10.484    29.797     665  60.590
Refinance (Rate/Term)    381   43,643,169.47    10.67    7.7665  84.638     3     0.000    13.150    11.367     645  70.413
Total:                 3,650   408966616.260  100.000     7.895  86.317 3.000    74.294    12.538    10.961 641.000  68.911


                                           Percent of
                             Principal      Principal                                             % NOO &          % CLTV
Occupancy Type       Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80
Owner Occupied       3,271  364,141,119.28    89.04    7.8142  87.923     2    77.523    12.402     0.000     637  75.415
Non Owner Occupied     352   41,907,131.68    10.25    8.5805  72.514     3    47.256    13.089   100.000     670  12.769
Second Home             27    2,918,365.30     0.71    8.1243  84.071     3    59.614    21.664   100.000     689  63.454
Total:               3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

                                          Percent of
                            Principal      Principal                                             % NOO &          % CLTV
Documentation Type   Count   Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80
Full Doc            3,195  345,915,189.82    84.58    7.8723  87.834     2    74.299     0.000    10.497     639  74.155
SI                    368   51,277,499.21    12.54    7.9033  77.475     3    76.237   100.000    11.930     656  36.450
AIV                    59    7,850,870.76     1.92    8.0265  83.959     3    64.556     0.000    17.168     642  71.581
Lite                   28    3,923,056.47     0.96    9.5154  72.852     4    67.898     0.000    26.778     622  25.405
Total:              3,650   408966616.260  100.000     7.895  86.317 3.000    74.294    12.538    10.961 641.000  68.911


                                          Percent of
                            Principal      Principal                                             % NOO &          % CLTV % Second
Credit Grade        Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
A                   3,002  333,348,393.11    81.51    7.8720  87.982     3    72.253    14.193    12.510     655  72.565    8.575
B                     550   65,967,334.13    16.13    7.9420  80.027     2    83.290     6.011     4.504     580  57.561    2.747
C                      98    9,650,889.02     2.36    8.3671  71.806     3    83.294     0.000     1.565     569  20.259    0.264
Total:              3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

                                          Percent of
Geographic                  Principal      Principal                                             % NOO &          % CLTV
 Location           Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80
California            426   55,758,405.82    13.63    7.9059  85.200     3    73.238    24.837     4.244     644  63.193
Ohio                  278   29,837,159.56     7.30    7.5723  91.408     2    87.628     8.654     5.227     638  87.669
Pennsylvania          312   28,186,316.62     6.89    8.0833  83.068     3    62.354     9.681    18.373     645  60.600
New York              152   27,806,633.60     6.80    7.3474  82.983     2    89.496    27.245     1.497     624  63.639
New Jersey            163   25,586,815.42     6.26    8.5215  77.767     3    57.010    14.905    33.431     638  38.288
Virginia              192   23,504,729.37     5.75    7.6094  89.802     2    83.795     7.602     2.178     637  79.089
Maryland              163   20,535,451.72     5.02    7.7714  87.975     2    78.264     6.314     3.744     628  80.346
Massachusetts         114   17,647,167.11     4.32    8.0907  77.333     2    77.290    21.942    33.541     644  41.205
North Carolina        156   16,646,695.27     4.07    7.8979  89.349     2    76.068     7.998     5.423     638  82.378
Illinois              125   15,691,463.57     3.84    7.9166  87.181     2    75.196    15.435     7.171     634  70.999
Connecticut            94   12,398,002.87     3.03    8.2757  82.151     3    54.467    10.677    39.645     654  54.092
Indiana               122   10,957,214.06     2.68    7.3486  92.249     2    87.360     3.175     1.428     641  84.345
Florida               111   10,367,311.44     2.54    7.8187  87.426     3    77.122    11.661     5.251     630  71.159
Michigan              131   10,267,076.91     2.51    7.9314  84.973     2    80.471    13.196     1.305     628  62.135
Missouri              134   10,105,318.42     2.47    8.2297  90.398     3    68.463     2.837    15.230     642  84.731
South Carolina        101    9,753,332.87     2.38    7.6907  90.547     2    81.224     7.308     0.195     635  87.335
Kentucky               98    9,464,593.54     2.31    7.4790  92.297     2    78.301     4.595     3.509     648  83.435
Tennessee              84    7,774,675.88     1.90    7.7913  91.092     2    67.766     3.530     2.876     638  82.627
Rhode Island           55    7,011,512.65     1.71    8.4575  74.483     4    47.677     8.094    62.121     662  24.531
Minnesota              45    6,962,036.55     1.70    7.6679  88.176     2    88.729    10.764    13.637     658  68.225
Kansas                 75    6,215,225.39     1.52    8.3248  91.987     2    67.296     4.780     3.719     645  87.871
Arizona                68    5,832,916.65     1.43    8.0920  91.223     2    81.966     7.508     4.518     652  77.287
Colorado               56    5,742,395.68     1.40    8.1132  91.961     3    73.239     7.873     0.000     643  87.287
Nevada                 37    4,108,696.86     1.00    8.1673  91.239     3    59.061     1.577    15.014     657  85.697
Washington             47    4,100,105.71     1.00    8.2120  90.442     3    64.476     0.877     8.146     650  68.972
Delaware               35    3,714,644.98     0.91    7.6305  84.365     3    69.614     9.626    10.502     628  70.418
Utah                   29    3,099,791.52     0.76    8.0607  96.577     3    74.147     3.327     3.484     662  96.673
Iowa                   31     2560162.370    0.630     7.878  92.195 3.000    75.434     0.000     2.627 656.000  83.511
South Dakota           39    2,515,419.57     0.62    8.1827  87.355     3    77.604     5.275    15.799     653  61.584
Oregon                 27    2,091,272.97     0.51    8.1129  91.674     3    53.408     0.000     0.000     643  83.147
Wisconsin              27    2,103,656.09     0.51    8.0255  87.132     2    54.535     5.859     1.329     653  83.891
Nebraska               24     1679373.400    0.410     8.426  87.529 3.000    83.856     0.000     7.636 677.000  76.571
Oklahoma               23    1,669,841.15     0.41    8.2403  87.696     3    94.610     0.000    13.989     642  75.102
Texas                  12    1,668,478.77     0.41    7.6583  86.499     3    14.672    27.861     8.465     644  68.849
Montana                12    1,331,985.18     0.33    8.1323  75.800     3    76.479     7.475    39.259     675  23.259
New Hampshire          13    1,300,872.44     0.32    8.2385  79.834     4    60.689     0.000    55.587     665  53.764
New Mexico             14    1,153,886.24     0.28    8.1374  87.471     3    80.594     8.984     0.000     615  77.906
North Dakota            9      653,182.38     0.16    8.3007  86.676     4    62.180    13.210    12.070     658  74.720
Idaho                  11      566,359.93     0.14    8.2999  78.845     3    48.801     0.000    15.868     703  43.982
Georgia                 2      386,954.39     0.09    7.9814  99.241     4    46.272     0.000     0.000     622 100.000
Maine                   2      115,452.99     0.03    7.6599  97.419     1   100.000     0.000     0.000     662 100.000
Wyoming                 1       94,028.35     0.02    7.0000  89.151     6   100.000     0.000     0.000     668 100.000
Total:              3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

                                         Percent of
Prepayment Penalty         Principal      Principal                                             % NOO &          % CLTV % Second
 Period (Months)   Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
No Prepayment
Penalty              934    77004800.460   18.830     8.318  84.674 2.000    62.388    10.388    15.595 642.000  64.907   12.758
12                   290   45,563,683.62    11.14    7.7443  83.023     3    78.113    23.097    10.039     635  59.584    8.568
24                   226   20,457,536.10     5.00    8.2833  91.662     2    62.494    14.963     2.055     645  79.915   21.042
36                 1,630  195,585,618.81    47.82    7.8512  85.838     3    74.904    11.175    13.221     643  66.908    5.203
42                    17    2,101,472.79     0.51    7.9769  80.295     3    95.064     6.844    27.120     675  34.987    0.000
48                     7    1,116,402.62     0.27    6.9533  90.429     2   100.000    13.282     0.000     631  92.144    0.000
60                   544   66,955,892.37    16.37    7.5296  90.390     2    86.058    11.268     1.876     633  83.149    3.240
Other                  2      181,209.49     0.04    9.0543  65.651     3   100.000     0.000    75.793     665  24.207   24.207
Total:             3,650  408,966,616.26   100.00    7.8949  86.317     3    74.294    12.538    10.961     641  68.911    7.439

Min: 12
Max: 72
Weighted Average: 37


                                        Percent of
                          Principal      Principal                                             % NOO &          % CLTV % Second
Loan Type         Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
BALL 4                1      238742.040    0.060     9.240  75.000 6.000   100.000   100.000     0.000 600.000   0.000    0.000
BALL 5               31    4,683,591.53     1.15    9.0597  69.877     3    24.366     0.000    85.679     661   0.000    0.000
BALL10              124   19,524,109.23     4.77    8.9650  68.856     4    38.996     2.364    84.281     676   0.623    0.000
BALL15              726   65,637,699.80    16.05    8.3217  88.210     3    71.752    11.120     5.545     638  76.282   20.936
FR10                 34     1304048.470    0.320     8.521  78.468 3.000    85.695     2.231     9.858 619.000  54.772   41.394
FR15                431   24,859,241.23     6.08    8.5865  81.679     3    73.416     8.760    16.382     643  55.388   27.852
FR20                370    24479193.400    5.990     8.592  87.450 3.000    80.282    12.862     2.854 639.000  71.641   36.853
FR25                  5      765,343.53     0.19    7.3217  91.226     3   100.000     0.000     0.000     636 100.000    0.000
FR30              1,924  267,437,188.97    65.39    7.5608  87.775     2    77.751    14.180     5.915     638  74.338    0.060
FR5                   4       37,458.06     0.01    9.1371  96.292     4    63.221     0.000     0.000     688 100.000  100.000
Total:            3,650   408966616.260  100.000     7.895  86.317 3.000    74.294    12.538    10.961 641.000  68.911    7.439

Index Name

Gross Margins Distribution

Max Rate Distribution

Floor Rate Distribution

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed                                                              3,650 records
                                                            Balance: 408,966,616
================================================================================

Initial Periodic Rate Cap Distribution

Subsequent Periodic Rate Cap Distribution

Months to Next Adjustment Distribution


                                       Percent of
Balloon Term             Principal      Principal                                             % NOO &          % CLTV % Second
 Distribution    Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
48                   1      238,742.04     0.27    9.2400  75.000     6   100.000   100.000     0.000     600   0.000    0.000
60                  31    4,683,591.53     5.20    9.0597  69.877     3    24.366     0.000    85.679     661   0.000    0.000
120                124      19,524,109       22         9      69     4        39         2        84     676       1        0
180                726   65,637,699.80    72.86    8.3217  88.210     3    71.752    11.120     5.545     638  76.282   20.936
Total:             882   90,084,142.60   100.00    8.5019  83.028     3    62.264     8.880    26.761     647  55.716   15.255

                                       Percent of
                         Principal      Principal                                             % NOO &          % CLTV % Second
MGIC MI coverage Count    Balance        Balance     WAC    CLTV     Age  % Cashout % Stated  2nd Home   FICO   > 80     Lien
Eligible         1,043   141,743,634.34   34.66    7.5348  89.809      2    68.751    9.249    3.935     640   100.000   0.000
Not Eligible     2,607   267,222,981.92   65.34    8.0860  84.464      3    77.234   14.283   14.688     641    52.420  11.385
Total:           3,650   408,966,616.26  100.00    7.8949  86.317      3    74.294   12.538   10.961     641    68.911   7.439

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.